Supplement dated June 1, 2013
to the Statement of Information (SAI), as supplemented, of the following fund:
Fund	SAI Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund	4/29/2013
The first paragraph of the “ Administrative Services” section of the SAI for the above mentioned fund is hereby superseded and replaced with the following:
The Fund has an Administrative Services Agreement with the investment manager. Under this agreement, the Fund will pay the investment manager for providing administration and accounting services. The fee paid with respect to investments in underlying funds (including ETFs) that pay an administrative services fee to the investment manager or its affiliate will be 0.020% on all asset levels. The fee paid with respect to investments through the Tactical Allocation Strategy and underlying funds (including ETFs) that do not pay an administrative services fee to the investment manager or its affiliate, derivatives and individual securities is calculated as follows:
The rest of this section remains the same.
Shareholders should retain this Supplement for future reference.
S-6538-7 A (6/13)